UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2005

(Commission File Number) 333-49957-01

EaglePicher Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware (State of incorporation)	13-3989553 (I.R.S. Employer Identification Number)

3402 East University Drive
Phoenix, Arizona 85034
(Address of Registrant’s principal executive office)

(602) 794-9600
(Registrant’s telephone number)

TABLE OF ADDITIONAL REGISTRANTS

STATE OR OTHER
	JURISDICTION OF	I.R.S. EMPLOYER
	INCORPORATION OR	IDENTIFICATION
NAME OF REGISTRANT	ORGANIZATION	NUMBER
EaglePicher Incorporated	Ohio	31-0268670
Carpenter Enterprises, Inc.	Michigan	38-2752092
Daisy Parts, Inc.	Michigan	38-1406772
Eagle-Picher Far East, Inc.	Delaware	31-1235685
EaglePicher Filtration & Minerals, Inc.	Nevada	31-1188662
EaglePicher Technologies, LLC	Delaware	31-1587660
EaglePicher Automotive, Inc.	Michigan	38-0946293
EaglePicher Pharmaceutical Services, LLC	Delaware	74-3071334

ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

     On March 14, 2005, EaglePicher Incorporated entered into an Employment Agreement with Mr. Bert Iedema whereby he became its Chief Executive Officer. A copy of Mr. Iedema’s employment agreement is filed with this report as Exhibit 10.1. The employment agreement provides for a base salary of $700,000 and has a term of one year. Mr. Iedema is also eligible to receive an Executive Incentive Bonus equal to 80% of his salary upon the achievement of mutually agreed goals. These goals have not yet been determined but the employment agreement calls for these goals to be reduced to writing no later than April 14, 2005. At the time such goals are determined, an amendment to this current report on Form 8-K will be filed with such information. Mr. Iedema is also be entitled to a special bonus, that will be determined by the Board, in the target amount of up to one million two hundred fifty thousand dollars ($1,250,000) based on his efforts in bringing EaglePicher into compliance with the terms of its senior secured debt, and a second special bonus, that will be determined by the Board, in the target amount of up to one million two hundred fifty thousand dollars ($1,250,000) based on his efforts in reducing EaglePicher’s debt.

     In the event that Mr. Iedema is terminated by EaglePicher without cause or Mr. Iedema resigns with good reason, he shall be entitled to receive the following, provided he signs a Separation Agreement and Release in a form acceptable to EaglePicher:

     (1) The balance of his base salary for the term of the agreement, plus his Executive Incentive Bonus for the year of his termination, paid at the discretion of the Board, but in no event less than his target rate; and

     (2) The Special Bonuses set forth above in an amount determined in the discretion of the Board based upon his accomplishments as measured against the established targets for each of said bonuses.

ITEM 5.02(c). APPOINTMENT OF PRINCIPAL EXECUTIVE OFFICER

     EaglePicher Holdings, Inc. and EaglePicher Incorporated issued a press release on March 14, 2005, announcing that it had appointed Bert Iedema as chief executive officer for EaglePicher Holdings, Inc. and EaglePicher Incorporated as of that date. A copy of this press release is furnished with this report as Exhibit 99.1. The information contained in Item 1.01 is incorporated by reference into this Item 5.02(c).

     Mr. Iedema, 44, has been a director of EaglePicher Holdings since September 2001, and also served as senior vice president and chief financial officer of the company in an interim capacity from October 2001 until February 2002. Since May 2003, Mr. Iedema has served as chief executive officer of Granaria Holdings B.V., EaglePicher’s controlling shareholder. In addition, he held the positions of executive vice president and chief financial officer of Granaria Holdings B.V. from September 2000 until May 2003. Mr. Iedema was previously employed as the chief financial officer of SSM Coal B.V. in The Netherlands from 1996 until August 2000.

     There was no arrangement or understanding between Mr. Iedema and any other persons pursuant to which Mr. Iedema was appointed Chief Executive Officer. During 2003, we sold to our controlling common shareholder, Granaria Holdings B.V., Bert Iedema, one of our directors and the chief executive officer of Granaria Holdings B.V., and two of our executive officers the 69,500 shares of common stock held in our Treasury for $13.00 per share, or $0.9 million.

ITEM 9.01(c) EXHIBITS

10.1 Employment Agreement between EaglePicher Incorporated and Albert Iedema dated March 14, 2005

99.1 Press Release dated March 14, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: March 16, 2005

EAGLEPICHER HOLDINGS, INC.
By:	Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Senior Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: March 16, 2005

EAGLEPICHER INCORPORATED
By:	Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Senior Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: March 16, 2005

CARPENTER ENTERPRISES, INC.
By:	Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Senior Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: March 16, 2005

DAISY PARTS, INC.
By:	Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: March 16, 2005

EAGLEPICHER FAR EAST, INC.
By:	Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: March 16, 2005

EAGLEPICHER FILTRATION & MINERALS, INC.
By:	Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: March 16, 2005

EAGLEPICHER TECHNOLOGIES, LLC
By:	Shane Dryanski
	Name:	Shane Dryanski
	Title:	Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: March 16, 2005

EAGLEPICHER AUTOMOTIVE, INC.
By:	Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: March 16, 2005

EAGLEPICHER PHARMACEUTICAL SERVICES, INC.
By:	Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Vice President